EXHIBIT 10.59

                           AMENDMENT NO. 5 AND WAIVER

                           Dated as of April 17, 2001

                                       to

                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                            Dated as of May 31, 2000

         This Amendment No. 5 and Waiver (the "Amendment") dated as of April 17, 2001 is entered into among AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("Distribution"), AEROCELL STRUCTURES, INC., an Arkansas corporation ("Aerocell"), AVS/M-2, INC. (formerly known as AVS/Kratz-Wilde Machine Company), a Delaware corporation ("Kratz-Wilde"), WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"), AVS/M-3, INC. (formerly Apex Manufacturing, Inc.), an Arizona corporation ("Apex"), CARIBE AVIATION, INC., a Florida corporation ("Caribe"), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), AVIATION SALES LEASING COMPANY, a Delaware corporation ("Leasing"), and TIMCO ENGINE CENTER, INC., a Delaware corporation ("TIMCO Engine") (Distribution, Aerocell, Kratz-Wilde, Whitehall, TIMCO, Apex, Caribe, Design, Leasing, and TIMCO Engine being collectively referred to as the "Borrowers"), and AVIATION SALES COMPANY, a Delaware corporation ("Parent"), AERO HUSHKIT CORPORATION, a Delaware corporation ("Hushkit"), AVIATION SALES PROPERTY MANAGEMENT CORP., a Delaware corporation ("Property Management"), AVIATION SALES SPS I, INC., a Delaware corporation ("SPS I"), AVS/M-1, INC. (formerly Aviation Sales Manufacturing Company), a Delaware corporation ("Manufacturing"), AVSRE, L.P., a Delaware limited partnership ("AVSRE"), AVIATION SALES FINANCE COMPANY, a Delaware corporation ("Finance"), HYDROSCIENCE, INC., a Texas corporation ("Hydroscience"), AVIATION SALES MAINTENANCE, REPAIR & OVERHAUL, INC., a Delaware corporation ("MR&O") and TIMCO ENGINEERED SYSTEMS, INC., a Delaware corporation ("Engineered Systems") (Parent, Hushkit, Property Management, SPS I, Manufacturing, AVSRE, Finance, Hydroscience, MR&O and Engineered Systems being collectively referred to as the "Guarantors"), and the "Lenders" (as defined in the Credit Agreement identified below) a party hereto. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

                             PRELIMINARY STATEMENT:

         WHEREAS, Borrowers, Parent, Citicorp USA, Inc., as Agent, and certain financial institutions, as Lenders and Issuing Banks, are parties to that certain Fourth Amended and Restated Credit Agreement dated as of May 31, 2000, as heretofore amended (the "Credit Agreement");

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         WHEREAS, the Borrowers have requested an amendment of the definition of the term "Tangible Net Worth" included in the Credit Agreement to accommodate certain non-cash reserves for the balance of the fiscal year ending December 31, 2000, certain modifications of the requirements for applications of Net Cash Proceeds of Sale, and a waiver of rights and remedies of the Lenders with respect to a certain Event of Default, and the Lenders have agreed to the same on the terms and conditions set forth herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Amendments to the Credit Agreement.

         Effective as of April 17, 2001, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof the Credit Agreement is hereby amended as follows:

         1.1 Section 1.01 is amended to (i) delete the definition of "Tangible Net Worth" therein and substitute the following therefor:

         "Tangible Net Worth" means the amount calculated as (i) the consolidated net worth of the Parent and its Subsidiaries minus (ii) the consolidated intangibles of the Parent and its Subsidiaries including, without limitation, goodwill, trademarks, tradenames, copyrights, patents, patent applications, licenses and rights in any thereof and other items treated as intangibles in accordance with GAAP plus (iii) the amount of non-cash reserves with respect to the TNW Adjustments, in each instance, as included on the balance sheet of the Parent and its Subsidiaries in accordance with GAAP and which non-cash reserves, in the aggregate, shall not exceed $47,741,000 plus
(iv) no more than $161,000 per month of non-cash reserves with respect to unaccrued interest income with respect to the KAV Senior Subordinated Notes, as included on the balance sheet of the Parent and its Subsidiaries in accordance with GAAP.

and (ii) add the following defined terms:

         "Designated Asset Sales" means the sale of any or all of the assets and Capital Stock identified on Schedule 1.01.11 attached to this Agreement and made a part hereof.

         "TNW Adjustments" means those non-cash adjustments identified on
         Schedule 1.01.12 attached to this Agreement and made a part hereof.

         1.2 Section 4.01(b) is amended to add the following provision at the end thereof as clause (ix):

         (ix) Notwithstanding anything to the contrary set forth in the foregoing, (A) the Net Cash Proceeds of Sale received with respect to the Designated Asset Sales shall be applied as follows: first to effect the reduction of the Overadvance Amount to zero; second $10,000,000 to permanently repay the Loans and, if the Loans are repaid in full, to the Letter of Credit Obligations (or, to the extent such Letter of Credit Obligations are contingent, deposited in the Cash Collateral Account to provide Cash Collateral in respect of such Letter of Credit Obligations) and effect a concurrent reduction of the Borrowing Base as is required by Section 4.01(b)(vii)(C)(1); third to make a payment in the amount of $3,500,000 to the holder of the Supplemental Term Loan Note for application on installments of the principal amount of

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Indebtedness evidenced thereby in the order of maturity, which payment of
Indebtedness evidenced by the Supplemental Term Loan Note is hereby consented to by the Lenders; and fourth for a deposit in the amount of up to $10,000,000 in the Borrowers' depository accounts for use solely as working capital in the ordinary course of their businesses and (B) the Revolving Credit Commitments shall be permanently reduced by the amount of such Net Cash Proceeds of Sale applied to permanent repayment of the Loans and Letter of Credit Obligations (or deposited in the Cash Collateral Account as required by this clause (ix)). In the event such Net Cash Proceeds of Sale received with respect to the Designated Asset Sales exceed $25,849,000, the amount of such excess shall be applied to permanently repay the Loans and, if the Loans are repaid in full, to the Letter of Credit Obligations (or, to the extent such Letter of Credit Obligations are contingent, deposited in the Cash Collateral Account to provide Cash Collateral in respect of such Letter of Credit Obligations).

         1.3 Section 8.01(f) is amended to add the following provision as clause
(v) at the end thereof:

         (v) Updated Plan and Financial Forecast. By June 4, 2001, (A) an updated plan and financial forecast consisting of a balance sheet, income statement and statement of cash flows by month for the Fiscal Year ending December 31, 2001 and (B) an updated plan and financial forecast for the Fiscal Year ending December 31, 2002, including forecasted consolidated balance sheet, income statement, and statement of cash flow for the Parent and its Subsidiaries for such Fiscal Years.

         1.4 Schedules 1.01.11 and 1.01.12 attached hereto and made a part hereof shall be added as Schedules to the Credit Agreement.

         SECTION 2. Consent to TROL Documents Amendment; Waiver.

         2.1 The Lenders signatory hereto hereby consent to the amendment of the TROL Documents on the terms and conditions attached hereto as Exhibit A and made a part hereof.

         2.2 The Lenders signatory hereto hereby waive, subject to the conditions set forth in Section 3 hereof, all of their rights and remedies arising under the Credit Agreement due to the Borrowers' failure to deliver to the Agent and the Lenders, as required by Section 8.01(c)(ii) of the Credit Agreement, a report on the consolidated Financial Statements of the Parent and its Subsidiaries for the Fiscal year ended December 31, 2000, of their independent certified public accountants, Arthur Andersen LLP, which is unqualified as to the "going concern" status of the Parent and its Subsidiaries.

         SECTION 3. Conditions Precedent. This Amendment shall become effective, if, and only if:

         3.1 The Agent shall have received on or before April 17, 2001:

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         (a) a facsimile or original executed copy of this Amendment executed by the Parent, each Borrower, the Guarantors and the Requisite Lenders;

         (b) an opinion of counsel to the Borrowers and Parent with respect to non-contravention of the TROL Documents and agreements under which the Senior Subordinated Notes have been issued, this Amendment and the instruments and documents executed by the Borrowers and Guarantors in connection herewith;

         (c) corporate resolutions of the Parent, Borrowers and Guarantors authorizing the execution and delivery of this Amendment and all instruments and documents required to be executed and delivered in connection herewith;

         (d) reimbursement from the Borrowers for the expenses of the Agent identified on Exhibit B attached hereto and made a part hereof;

         (e) payment, for the account of each Lender executing and delivering this Amendment by April 13, 2001 as aforesaid, of a fee in the amount equal to one-eighth of one percent (1/8%) of such Lender's Revolving Credit Commitment as of the date this Amendment becomes effective; and

         (f) a facsimile or original executed copy of an agreement by the holder of the Supplemental Term Loan Note with respect to deferral of the principal installment payments thereunder due in 2001 in the form attached hereto as Exhibit C and made a part hereof; and

         3.2 The Agent shall have received,on or before April 19, 2001, a written consent of the obligee parties to the TROL Documents to the terms of this Amendment and an executed copy of the amendment to the TROL Documents, the form of which is attached as Exhibit A; and

         3.3 After giving effect to this Amendment and any amendment of the TROL Documents, as of April 19, 2001, no "Event of Default" shall have occurred and be continuing under the terms of the Credit Agreement, TROL Documents, Indenture under which the Senior Subordinated Notes have been issued, or BofA Note, in each instance, as amended or supplemented through the date of this Amendment, and no "Change of Control" (as defined in such Indenture) shall have occurred.

         SECTION 4. Representations and Warranties; Acknowledgment. The Borrowers hereby represent and warrant as follows:

         4.1 This Amendment and the Credit Agreement as previously executed and delivered and as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

         4.2 After giving effect to this Amendment, no Event of Default or Potential Event of Default exists or would result from any of the transactions contemplated by this Amendment. No event of default or default has occurred and is continuing under the terms of (a) any of the TROL Documents after giving effect to the amendment to the TROL Documents in the form

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

attached hereto as Exhibit A, (b) under any of the agreements and documents executed with respect to the Senior Subordinated Notes or under which the Senior Subordinated Notes have been issued, or (c) under any of the agreements and documents executed with respect to the BofA Note.

         4.3 Upon the effectiveness of this Amendment, Parent and each of the Borrowers hereby reaffirm all covenants, representations and warranties made by it, respectively, in the Credit Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

         SECTION 5. Reference to and Effect on the Credit Agreement; Reaffirmation.

         5.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

         5.2 Except as specifically amended or agreed above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Issuing Bank or the Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         5.4 Each of the Borrowers and Guarantors hereby (i) reaffirms all of its obligations and liabilities under the respective security agreements, pledge agreements and other Loan Documents, including, without limitation, the Collateral Documents Amendment, pursuant to which any Lien against property and interests in property of such Person has been granted, and the Release Agreement dated as of February 14, 2001, which have been heretofore executed by such Person in favor of the Agent for the benefit of the Holders (including, without limitation, the holder of the Supplemental Term Loan Note) and (ii) acknowledges and agrees that such security agreements, pledge agreements and other Loan Documents remain in full force and effect, before and after giving effect to the Amendment, for the benefit of the Agent and such other Holders, that the security granted thereunder shall continue as security for the Obligations and the Indebtedness evidenced by the Supplemental Term Loan Note, and that the "Borrower Claims" described in such Release Agreement shall mean and extend to the matters described therein whether existing, held or alleged heretofore or as of the date of this Amendment, and which could, might or may be claimed to exist through the date of this Amendment.

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

         5.5 Each of Parent and the other Guarantors agrees that it continues to be liable, as a guarantor under the Loan Documents heretofore executed and delivered thereby of the payment and performance of the Obligations and the Indebtedness evidenced by the Supplemental Term Loan Note, whether incurred prior to or after the effective date of the Amendment.

         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  [Remainder of Page Intentionally Left Blank]

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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


CITICORP USA, INC.                          HELLER FINANCIAL, INC.

                                            By:
-------------------------------                -------------------------------
Name:                                          Name:
Title:                                         Title:


FIRST UNION COMMERCIAL                      SALOMON BROTHERS HOLDING
CORPORATION                                 COMPANY, INC.

By:                                         By:
   ----------------------------                -------------------------------
   Name:                                       Name:
   Title:                                      Title:


NATIONAL CITY COMMERCIAL                    ARK CLO 2000-I, LIMITED
FINANCE, INC.                               By: Patriarch Partners, LLC, as
                                                Attorney-in-Fact
                                            By: LD Investments LLC, as Manager

By:                                         By:
   ----------------------------                -------------------------------
   Name:                                       Name:
   Title:                                      Title:


THE INTERNATIONAL BANK OF
MIAMI, N.A.

By:
   ----------------------------
   Caridad C. Errazquin
   Vice President
   Trade Finance Division

Aviation Sales Amendment No. 5                                  Signature Page 1

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FIRSTAR BANK, N.A.                          CITIZENS BUSINESS CREDIT
                                            COMPANY

By:                                         By:
   ----------------------------                -------------------------------
   Name:                                       Name:
   Title:                                      Title:


AMSOUTH BANK                                PNC BANK NATIONAL ASSOCIATION

By:                                         By:
   ----------------------------                -------------------------------
   Name:                                       Name:
   Title:                                      Title:

Aviation Sales Amendment No. 5                                  Signature Page 2

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BANK OF AMERICA, N.A.

By:
   ----------------------------
   Name:
   Title:

Aviation Sales Amendment No. 5                                  Signature Page 3

AVIATION SALES DISTRIBUTION                 AEROCELL STRUCTURES, INC.
SERVICES COMPANY

By:                                         By:
   ----------------------------                -------------------------------
   Name:                                       Name:
   Title:                                      Title:


AVS/M-2, INC.                               WHITEHALL CORPORATION

By:                                         By:
   ----------------------------                -------------------------------
   Name:                                       Name:
   Title:                                      Title:


TRIAD INTERNATIONAL MAINTENANCE             AVS/M-3, INC.
CORPORATION

By:                                         By:
   ----------------------------                -------------------------------
   Name:                                       Name:
   Title:                                      Title:


AIRCRAFT INTERIOR DESIGN, INC.              CARIBE AVIATION, INC.

By:                                         By:
   ----------------------------                -------------------------------
   Name:                                       Name:
   Title:                                      Title:


AVIATION SALES LEASING COMPANY              TIMCO ENGINE CENTER, INC.

By:                                         By:
   ----------------------------                -------------------------------
   Name:                                       Name:
   Title:                                      Title:

Aviation Sales Amendment No. 5                                  Signature Page 4

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AERO HUSHKIT CORPORATION                    AVIATION SALES PROPERTY
                                            MANAGEMENT CORP.

By:                                         By:
   ----------------------------                -------------------------------
   Name:                                       Name:
   Title:                                      Title:


AVIATION SALES COMPANY                      AVIATION SALES SPS I, INC.

By:                                         By:
   ----------------------------                -------------------------------
   Name:                                       Name:
   Title:                                      Title:


AVS/M-1, INC.                               AVSRE, L.P.
                                            By Aviation Sales Property
                                            Management Corp. as General Partner

By:                                         By:
   ----------------------------                -------------------------------
   Name:                                       Name:
   Title:                                      Title:


AVIATION SALES FINANCE COMPANY              HYDROSCIENCE, INC.

By:                                         By:
   ----------------------------                -------------------------------
   Name:                                       Name:
   Title:                                      Title:


AVIATION SALES MAINTENANCE,                 TIMCO ENGINEERED SYSTEMS, INC.
REPAIR & OVERHAUL, INC.

By:                                         By:
   ----------------------------                -------------------------------
   Name:                                       Name:
   Title:                                      Title:

Aviation Sales Amendment No. 5                                  Signature Page 5